UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event          April 22, 2008 (April 22, 2008)
 reported)                                       -------------------------------


                               L.B. Foster Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania                  000-10436                 25-1324733
--------------------------------------------------------------------------------
 (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


415 Holiday Drive, Pittsburgh, Pennsylvania                       15220
--------------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip Code)


 Registrant's telephone number, including area code     412-928-3417
                                                        ------------------------


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 22, 2008, Registrant executed a letter agreement (the "Agreement"), which is attached hereto and incorporated herein, wherein Lee B. Foster II will retire as an employee of the Company, effective May 27, 2008. Under the Agreement, Mr. Foster and his wife will continue to be beneficiaries, at no cost to them, under the Registrant's health benefit programs until the earlier of their deaths or March 31, 2012.

     If reelected at Registrant's annual shareholders' meeting, Mr. Foster will continue as Chairman of the Board and an outside director. As an outside director and Chairman, Mr. Foster will receive, in addition to the health benefits described above, a base annual fee of $85,000 and $2,000 for each Board meeting attended. Mr. Foster, like all elected or reelected outside directors, will receive 1,750 shares of Registrant's common stock if he is reelected at the Registrant's May 28, 2008 annual shareholders' meeting.

Item 9.01         Exhibits

10.59             Letter agreement on Lee B. Foster II's retirement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          L.B. FOSTER COMPANY
                                          -------------------
                                          (Registrant)


Date:  April 22, 2008
                                          /s/ David J. Russo
                                          ------------------
                                          David J. Russo
                                          Senior Vice President
                                          Chief Financial Officer and Treasurer

Exhibit Index
-------------



Exhibit Number               Description
--------------               -----------


10.59                        Letter agreement on Lee B. Foster II's retirement.